UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2015

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

2141 Rosecrans Avenue, Suite 2100

El Segundo, CA 90245

(Address of principal executive office) (Zip Code)

(310) 598-3173

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 19, 2015, Landmark Infrastructure Partners LP (the “Partnership”) acquired LD Acquisition Company 8 LLC, an entity owning 72 tenant sites and related real property interests that consist of wireless communication and outdoor advertising sites, from Landmark Dividend Growth Fund C — LLC (“Fund C”), an affiliate of Landmark Dividend LLC (“Landmark”), in exchange for (i) 847,260 common units representing limited partner interests in the Partnership (“Common Units); and (ii) cash consideration of approximately $17.3 million, of which approximately $15.1 million was used to repay Fund C’s indebtedness (the “Fund C Acquisition”). Additionally, on November 19, 2015, the Partnership acquired LD Acquisition Company 10 LLC, an entity owning 136 tenant sites and related real property interests that consist of wireless communication and outdoor advertising sites, from Landmark Dividend Growth Fund F — LLC (“Fund F”, and together with Fund C, the “Funds”), an affiliate of Landmark, in exchange for (i) 1,266,317 Common Units; and (ii) cash consideration of approximately $25.0 million, of which approximately $24.5 million was used to repay Fund F’s indebtedness (the “Fund F Acquisition”, and together with the Fund C Acquisition, the “Transactions”). The cash consideration for the Transactions was funded with borrowings under the Partnership’s revolving credit facility. The portfolio of tenant sites acquired in the Transactions has a 100% occupancy rate, and the assets acquired from Fund C and Fund F have an average remaining real property interest term of approximately 76 years and 80 years, respectively, and lease terms of approximately 17 years and 22 years (including remaining renewal options), respectively.

The terms of the Transactions are set forth in the Membership Interest Contribution Agreement, dated November 19, 2015, by and among Fund C, the Partnership and Landmark (the “Fund C Contribution Agreement”), and the Membership Interest Contribution Agreement, dated November 19, 2015, by and among Fund F, the Partnership and Landmark (the “Fund F Contribution Agreement”, and together with the Fund C Contribution Agreement, the “Contribution Agreements”), which were unanimously approved by the board of directors (the “Board”) of Landmark Infrastructure Partners GP LLC, the general partner of the Partnership (the “General Partner”), and the conflicts committee of the Board (the “Conflicts Committee”), which is composed entirely of independent directors. The Conflicts Committee retained independent legal and financial advisors to assist it in evaluating and negotiating the Transactions.

The Contribution Agreements generally contain customary representations, warranties and covenants of the Partnership and the Funds. Fund C and Landmark, jointly and severally, on the one hand, and the Partnership, on the other, have agreed to indemnify each other and their respective affiliates, officers, directors and other representatives against certain losses resulting from any breach of their representations, warranties or covenants contained in the Fund C Contribution Agreement, subject to certain limitations and survival periods. The indemnity obligations of Fund C and Landmark generally terminate on November 19, 2016; provided, however that certain of these indemnity obligations do not terminate until 60 days after the applicable statute of limitations. Fund F and Landmark, jointly and severally, on the one hand, and the Partnership, on the other, have agreed to indemnify each other and their respective affiliates, officers, directors and other representatives against certain losses resulting from any breach of their representations, warranties or covenants contained in the Fund F Contribution Agreement, subject to certain limitations and survival periods. The indemnity obligations of Fund F and Landmark generally terminate on November 19, 2016; provided, however that certain of these indemnity obligations do not terminate until 60 days after the applicable statute of limitations.

Fund C, Fund F and the Partnership are affiliates of Landmark. As a result, certain individuals, including officers of Landmark and officers and directors of the General Partner, serve as officers and/or directors of one or more of such entities. Landmark, after giving effect to the issuance of Common Units as part of the Transactions, owns an approximate 24% limited partner interest in the Partnership. Landmark also owns a 100% interest in the General Partner, which owns the non-economic general partner interest in the Partnership and all of the Partnership’s incentive distribution rights.

The foregoing description of the Contribution Agreements and the Transactions are subject to and qualified in their entirety by reference to the full text of the Fund C Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 in its entirety by reference, and the Fund F Contribution Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated into this Item 1.01 in its entirety by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On November 19, 2015, the Partnership issued 847,260 Common Units to Fund C and 1,266,317 Common Units to Fund F as partial consideration for the Transactions described above.  The Common Units had an aggregate value at the time of closing of approximately $12.7 million and $19.0 million, respectively, based on the volume weighted daily average price of the Partnership’s common units for the ten day trading period ending three trading days prior to the close of the Transactions.  The Common Units were issued in private transactions exempt from registration under Section 4(a)(2) of the Securities Act.  The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 19, 2015, the Partnership issued a press release announcing its entry into the Contribution Agreements and the closing of the Transactions. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) — (b) Financial Statements of businesses acquired; Pro Forma Financial Information

Pursuant to Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, the Partnership will amend this filing on or before February 3, 2016 to file the financial statements required by 3-14 of Regulation S-X and Article 11 of Regulation S-X.

(d) Exhibits

Exhibit
Number	Description
10.1	Membership Interest Contribution Agreement, dated as of November 19, 2015, by and among Landmark Dividend Growth Fund C — LLC, Landmark Infrastructure Partners LP and Landmark Dividend LLC.
10.2	Membership Interest Contribution Agreement, dated as of November 19, 2015, by and among Landmark Dividend Growth Fund F — LLC, Landmark Infrastructure Partners LP and Landmark Dividend LLC.
99.1	Press release issued by Landmark Infrastructure Partners LP on November 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Landmark Infrastructure Partners LP

By: Landmark Infrastructure Partners GP LLC, its general partner

Dated: November 23, 2015	By:	/s/ George P. Doyle
		Name:	George P. Doyle
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Membership Interest Contribution Agreement, dated as of November 19, 2015, by and among Landmark Dividend Growth Fund C — LLC, Landmark Infrastructure Partners LP and Landmark Dividend LLC.
10.2	Membership Interest Contribution Agreement, dated as of November 19, 2015, by and among Landmark Dividend Growth Fund F — LLC, Landmark Infrastructure Partners LP and Landmark Dividend LLC.
99.1	Press release issued by Landmark Infrastructure Partners LP on November 19, 2015.